Inventories	12 Months Ended
Dec. 31, 2024
Disclosure Of Inventories [Abstract]
Inventories [Text Block]

11. Inventories

	Dec. 31, 2024	Dec. 31, 2023
Current
Stockpile	$26.9	$52.4
Finished goods	81.6	61.3
Materials and supplies	88.9	93.6
	197.4	207.3
Non-current
Stockpile	2.2	9.6
Low grade stockpile[1]	5.5	5.8
Materials and supplies	8.9	9.0
	16.6	24.4
	$214.0	$231.7
[1]Primarily all of the low grade stockpile inventory is expected to be processed at the end of the Copper Mountain mine life.

The cost of inventories recognized as an expense, including depreciation, and included in cost of sales amounted to $1,288.4  million for the year ended December 31, 2024 (year ended December 31, 2023 - $1,159.9 million).

During the year ended December 31, 2024, Hudbay recognized an expense of $2.9 million in cost of sales primarily related to write-down of the carrying value of certain long term inventory supplies (year ended December 31, 2023 - $2.3 million).